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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2005

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      13-4000208
(State or other jurisdiction of             (IRS Employer Identification Number)
        incorporation)

                                     0-23761
                            (Commission File Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)




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ITEM 1.01 Entry into a Material Definitive Agreement.

         At the Annual Meeting of Stockholders held on September 26, 2005, the stockholders approved the Advanced Technology Industries, Inc. 2005 Equity Incentive Plan (the "Incentive Plan").

         A maximum of 15,000,000 shares of common stock may be delivered in satisfaction of awards made under the Incentive Plan. In the event of a stock dividend, stock split or other change in the capital structure of the Company, the person (the Company's Board or committee of such Board, and their delegates) charged with administering the Incentive Plan (the "Administrator") will make appropriate adjustments to the maximum number of shares available under the Incentive Plan and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.

         ADMINISTRATION. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options or restricted or unrestricted stock. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Incentive Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the Incentive Plan are conclusive and bind all parties.

         ELIGIBILITY. Participation is limited to those key employees and directors, as well as consultants and advisors, who in the Administrator's opinion are in a position to make a significant contribution to the success of the Company and its affiliated corporations and who are selected by the Administrator to receive an award.

         STOCK OPTIONS. The Administrator may from time to time award options to any participant. Stock options give the holder the right to purchase shares of common stock within a specified period of time at a specified price. Two types of stock options may be granted under the Incentive Plan: incentive stock options, or "ISOs", which are subject to special tax treatment as described below, and nonstatutory options, or "NSOs". Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

         The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

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         STOCK AWARDS. The Incentive Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of one of the stockholders, including the right to vote the shares and to receive dividends. Other awards under the Incentive Plan may also be settled with restricted stock.

         GENERAL PROVISIONS APPLICABLE TO ALL AWARDS. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the Incentive Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred to us by the optionee (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

         MERGERS AND SIMILAR TRANSACTIONS. In the event of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of substantially all of the common stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of the Company's assets or the dissolution or liquidation of the Company, the following rules will apply except as otherwise provided in an
Award:

         o If there is no assumption or substitution of stock options, existing stock options will become fully exercisable prior to the completion of the transaction on a basis that gives the holder of the stock option a reasonable opportunity to exercise the stock option and participate in the transaction as a stockholder.

         o Existing stock options, unless assumed, will terminate upon completion of the transaction.

If there is a surviving or acquiring entity, the Administrator may arrange to have that entity (or an affiliate) assume outstanding awards or grant substitute awards. In the case of shares of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of those shares in connection with the transaction be placed in escrow or otherwise made subject to restrictions determined by the Administrator.

         AMENDMENT. The Administrator may at any time or times amend the Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Incentive Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the participant's rights under the Award without the participant's consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

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         The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Plan, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1    2005 Equity Incentive Plan





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advanced Technology Industries, Inc.,
Dated: October 28, 2005
                                           /s/ Allan Klepfisz
                                           -------------------------------------
                                           Allan Klepfisz
                                           Chief Executive Officer